SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                   FORM 8-K/A
                               (AMENDMENT NO. 1)


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported) DECEMBER 23, 1997



LYNTON GROUP,  INC.
(Exact name of Registrant as specified in its charter)




DELAWARE                  0-6867           13-2688055
(State or other       (Commission    (I.R.S. Employer
jurisdiction of       file number)     Identification
incorporation or                              Number)
organization)


9 AIRPORT ROAD
MORRISTOWN MUNICIPAL AIRPORT
MORRISTOWN, NEW JERSEY                         07960
(Address of principal                     (Zip Code)
executive offices)



Registrant's telephone number, including area code:  (973) 292-9000

Explanatory Note



Lynton Group, Inc. is filing this Amendment No. 1 on Form 8-K/A to its Current Report on Form 8-K, dated December 23, 1997, solely for the purpose of (i) filing the financial statements and pro forma financial information required to be filed in connection with the acquisition of the Magec Shares and (ii) filing
Exhibit 2.1.

Item 7.FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Financial Statements of Businesses Acquired and Pro Forma Financial
 Information:

The financial statements and pro forma financial information required to be filed are included herewith. All monetary amounts presented in the financial statements and notes (pages F3-F17) are in Pounds Sterling ('000).


Exhibits:

  2.1 Agreement dated December 5, 1997 between The General Electric Company, p.l.c., Lynton Group Limited and Lynton Group, Inc.

                               SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Amendment No. 1 to its Form 8-K on Form 8-K/A to be signed on its behalf by the undersigned thereunto duly authorized.



                                    LYNTON GROUP, INC.
                                    (Registrant)


Date: March 9, 1998                 By: /s/ Paul A. Boyd
                                        Paul A. Boyd,
                                        Secretary, Treasurer and
                                        Principal Financial Officer

                                                             COMPANY NO 2288275
















                  M A G E C   A V I A T I O N   L I M I T E D



                              Report and Accounts

                      for the 3 years ended 31 March 1997



























                                      F1

INDEPENDENT AUDITORS' REPORT TO THE DIRECTORS OF MAGEC AVIATION LIMITED
__________________________________________________________________

We have audited the balance sheets of Magec Aviation Limited as at 31 March 1997 and 1996, and the related statement of income, cash flows and changes in shareholders' equity for each of the three years in the period ended 31 March 1997, all expressed in pounds sterling. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards in the United Kingdom, which are similar to those in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material mis-statement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements, referred to above, present fairly, in all material respects, the financial position of Magec Aviation Limited as at 31 March 1997 and 1996, and the results of their operations and their cash flows for each of the three years in the period ended 31 March 1997 in conformity with generally accepted accounting principles in the United Kingdom (which differ in certain material respects from generally accepted accounting principles in the United States of America - see Note 18)






DELOITTE & TOUCHE

Chartered Accountants
St Albans, England

06 March 1998











                                      F2

MAGEC AVIATION LIMITED

PROFIT & LOSS ACCOUNT FOR THE YEARS ENDED 31 March 1995 to 1997

___________________________________________________________________


                                        NOTES       1997       1996      1995
Turnover                                  1        12,100     10,989     9,155
Staff costs                               2         2,855      2,703     2,484
                                                    9,245      8,286     6,671

Other operating charges and expenses      4         8,433      7,588     5,879

Profit on ordinary activities before taxation         812        698       792

Tax on profit on ordinary activities      5           277        238       266

Profit on ordinary activities after taxation          535        460       526
Dividends                                 6             -        360         -
Retained profit for the year                          535        100       526

Profit and loss account brought forward             1,296      1,196       670
Profit and loss account carried forward             1,831      1,296     1,196



There were no recognised gains or losses other than those reported above. The above results relate entirely to the continuing activities of the Company. There is no difference between the retained profit for the year stated above, and its historical cost equivalent. A statement of movements on shareholders' funds has not been prepared as there have not been any movements, other than the retained profit for the year in either 1995,1996 or 1997.







                                      F3

MAGEC AVIATION LIMITED

BALANCE SHEETS AT 31 March 1997
__________________________________________________________________


                                      NOTES            1997             1996
FIXED ASSETS
Tangible Assets                         7              8,049            6,412
CURRENT ASSETS
Stocks & Work in progress               8                305              364
Debtors                                 9              1,583            1,648
Cash at bank and in hand                                 102              131
                                                       1,990            2,143
CURRENT LIABILITIES
Creditors: amounts falling due
within one year                        10              7,210            6,490
NET CURRENT LIABILITIES                               (5,220)          (4,347)

TOTAL ASSETS LESS CURRENT LIABILITIES                  2,829            2,065
DEFERRED TAXATION                      11               (998)            (769)
NET ASSETS                                             1,831            1,296

CAPITAL AND RESERVES
Called up share capital                12                  -                -
Profit & Loss Account                                  1,831            1,296
EQUITY SHAREHOLDERS' FUNDS                             1,831            1,296








The notes on pages F6 to F17 form an integral part of these accounts.

                                      F4

                            MAGEC AVIATION LIMITED

                    CASH FLOW STATEMENT FOR THE YEAR ENDED
                 31 MARCH 1995, 31 MARCH 1996 & 31 MARCH 1997



Reconciliation of operating profit to net cash inflow from operating activities.

                      Year Ended             Year Ended             Year Ended
                       31.03.97               31.03.96               31.03.95

Operating profit           812                     698                    792
Interest received           (5)                     (6)                    (3)
Profit/Loss on sale of
 tangible fixed assets      (2)                      -                   (312)
Depreciation charges       723                     692                    435
Increase in Stocks          59                     172                    (11)
Increase in debtors        (66)                   (107)                  (409)
Increase in creditors      157                     162                   2260
Net cash inflow from
 operating activities    1,678                   1,611                  2,752

CASH FLOW STATEMENT
Net cash inflow from
 operating activities    1,678                   1,611                  2,752
Returns on investments
 & servicing of finance      5                       6                      3
Taxation                    83                     (90)                   (73)
Capital expenditure     (1,726)                   (183)                (4,253)
                            40                   1,344                 (1,571)

Equity dividends paid        -                    (360)                     -
Increase/(decrease)
 in cash                    40                     984                 (1,571)











                                      F5

MAGEC AVIATION LIMITED

NOTES TO THE CASH FLOW STATEMENT
___________________________________________________________________

                                    Year Ended      Year Ended      Year Ended
                                      31.03.97        31.03.96        31.03.95
NOTE 1 : GROSS CASH FLOWS

Return on investments and servicing
of finance
Interest received                           5               6               3

Capital expenditure
Payments to acquire tangible
 fixed assets                          (1,729)           (184)         (5,289)
Receipts from sales of tangible
 fixed assets                               3               1           1,036
                                       (1,726)           (183)         (4,253)

NOTE 2 : RECONCILLIATION OF NET CASH FLOWS TO MOVEMENT IN NET DEBT
                                      At                Cash              At
                                   01.04.94             Flow           31.03.95
1995
Cash at bank and in hand              197                (80)              117
Overdraft                               -             (1,491)           (1,491)
                                      197             (1,571)           (1,374)

1996
Cash at bank and in hand              117                 14               131
Overdraft                          (1,491)               970              (521)
                                   (1,374)               984              (390)

1997
Cash at bank and in hand              131                (29)              102
Overdraft                            (521)                69              (452)
                                     (390)                40              (350)

NOTE 3: MATERIAL NON-CASH TRANSACTIONS

As described in Note 16i(a) during 1997 the Company acquired aircraft from its immediate parent company for which <pound-sterling>632,000 of non-cash consideration was paid through an increase in amount owed to fellow subsidiaries.

                                      F6

MAGEC AVIATION LIMITED

ACCOUNTING POLICIES
___________________________________________________________________

The financial statements have been prepared in accordance with applicable accounting standards in the United Kingdom.

The more important Magec Aviation Limited accounting policies are summarised below:

(a) TURNOVER. The Company records transactions as sales when services have been performed or when materials have been supplied. Turnover is shown net of VAT.

(b) TANGIBLE FIXED ASSETS. Aircraft, property, plant and machinery, fixtures, fittings, tools and equipment are recorded at historic cost and depreciated on a straight-line basis over their estimated useful lives.

DEPRECIATION RATES:

Leasehold property             - over remaining life of lease.
Aircraft                       - 10% to 18% per annum.
Plant, machinery and equipment - 10% to 33% per annum.

(c) STOCK AND WORK IN PROGRESS. Stock and work in progress are valued at the lower of cost and net realisable value. Costs consist of materials, labour and an appropriate proportion of overheads.

(d) LEASES. Operating lease rentals are charged to the profit and loss account as incurred.

(e) DEFERRED TAXATION. Deferred taxation is provided at the anticipated tax rates on differences arising from the inclusion of items of income and expenditure in taxation computations in periods different from those in which they are included in the financial statements to the extent that it is probable that a liability or asset will crystallise in the future.

(f) ACCOUNTING CONVENTION. The financial statements are prepared under the historical cost convention.











                                      F7

MAGEC AVIATION LIMITED

NOTES TO THE ACCOUNTS
___________________________________________________________________


                                        1997            1996            1995
1.  TURNOVER
    United Kingdom                     11,995          10,820           8,788
    Overseas                              105             169             367
                                       12,100          10,989           9,155

2.  DIRECTORS AND EMPLOYEES            Number          Number          Number
   (a) Average number of employees
       United Kingdom                     123             113             109
       Overseas                             -               2               3
                                          123             115             112

   (b) WAGES AND SALARIES
       Aggregate gross remuneration     2,483           2,357           2,243
       State Social Security costs        241             233             224
       Other pension costs                131             113              17
                                        2,855           2,703           2,484
   (c) Directors' Emoluments including
        Pension Contributions         173,918         131,304         111,621
       Directors' Emoluments excluding
        Pension Contributions         164,141         123,193         110,830
       Highest paid Director          106,972          74,650          66,559
       Emoluments of Other Director    57,169          48,543          44,271








                                      F8

MAGEC AVIATION LIMITED

__________________________________________________________________

3.PENSIONS

The Company is a subsidiary of The General Electric Company, p.l.c. ("GEC") and all its employees who are members of a pension plan are members of The GEC Plan ("the Plan"), the principal pension plan of the GEC Group. The Plan is funded and is of the "defined benefit" type. Particulars of the most recent actuarial valuation, which was at 05 April 1994, will be disclosed in the report and accounts of GEC for the year ended 31 March 1997.

The pensions cost charge of the Company in respect of employees who are members of the Plan consists of employers' contributions payable which are similar across the Group as a whole as a percentage of pensionable earnings. Based on the advice of a qualified actuary, contributions for the year ended 31 March 1997 amounting to <pound-sterling>131,000 (1996 <pound-sterling>113,000), (1995
<pound-sterling>NIL)  were  calculated  at  6 per cent. of members' pensionable pay.

                                       1997             1996            1995
4.  OTHER OPERATING CHARGES AND EXPENSES
       Raw materials & consumables     3,701            3,052           2,872
       Decrease in stocks and work
        in progress                       59              172             (11)
       Depreciation                      723              692             435
       Charter of aircraft                26               42              57
       Other plant hire                    7                5               4
       Leasehold property ground rent     74               67              67
       Auditors' remuneration             15               14              16
       Other expenditure               3,828            3,544           2,439
                                       8,433            7,588           5,879

5.  TAX ON PROFIT ON ORDINARY ACTIVITIES
       Corporation Tax @ 33%
       Current year charge                48              111            (149)
       Prior years' adjustment             -              (24)              -
       Deferred - current year           229              128             415
                - prior years' adjustment  -               23               -
                                         277              238             266




                                      F9

MAGEC AVIATION LIMITED

__________________________________________________________________

                                  1997                1996              1995
6.  DIVIDENDS
       Per Share                    -                  180                 -
       Total                        -                  360                 -

7.  TANGIBLE FIXED ASSETS

                          Short-term        Aircraft        Plant        Total
                          leasehold                       machinery/
                          property                        equipment
Cost @ 01 April 1996         1,601            7,975           629       10,205
Additions                       18                -           211          229
Disposals                        -                -           (16)         (16)
Transfer from group company      -            5,010             -        5,010
Cost @ 31 March 1997         1,619           12,985           824       15,428

Depreciation @ 01 April 1996   157            3,300           336        3,793
Charge for the year             34              615            74          723
Depreciation on disposals        -                -           (15)         (15)
Transfer from group company      -            2,878             -        2,878
Depreciation @ 31 March 1997   191            6,793           395        7,379

Net Book Value
 @ 31 March 1997             1,428            6,192           429        8,049
Net Book Value
 @ 31 March 1996             1,444            4,675           293        6,412















                                      F10

MAGEC AVIATION LIMITED

                                                      1997            1996
8.  STOCKS AND WORK IN PROGRESS
      Aircraft spares and components
       and other stocks                               305             332
      Work in progress                                  -              32
                                                      305             364

9.  DEBTORS
      Trade debtors                                 1,364           1,384
      Amount owed by ultimate holding Company          23               -
      Amounts owed by fellow subsidiaries              25              19
      Taxation                                         50             163
      Other debtors                                    56              22
      Prepayments and accrued income                   65              60
                                                    1,583           1,648
10. CREDITORS
      Amounts falling due within one year:
      Bank overdraft                                  452              521
      Trade creditors                                 659              483
      Amounts owed to fellow subsidiaries           5,573            4,996
      Accruals and deferred income                    526              490
                                                    7,210            6,490
11. DEFERRED TAXATION
      Balance 01 April                                769              618
      Charge for the year                             229              128
      Prior years' adjustment                           -               23
      Balance at 31 March                             998              769

      Deferred taxation is fully provided for in the accounts.


                                                        F-11

MAGEC AVIATION LIMITED

NOTES TO THE ACCOUNTS (continued)

                                                       1997              1996
                                                      Number            Number
12. CALLED UP SHARE CAPITAL <pound-sterling>1 each
      Issued and fully paid ordinary shares              2                 2
      Authorised ordinary shares                     1,000             1,000

13. FINANCIAL COMMITMENTS

The Company's continued ownership of the leasehold property which was occupied at the year end will result in the following payments of ground rent during the next year subject to any pending rent reviews.


                                                  1997      1996       1995
Leases which expire after 5 years                  74        67         67

14. DIRECTORS' INTERESTS


The Directors had no interests in the shares of The General Electric Company, p.l.c. or its subsidiaries other than those shown below:-

IN THE GENERAL ELECTRIC COMPANY, p.l.c.

                                            01 APRIL 1996       31 MARCH 1997
ORDINARY SHARES OF 5P EACH FULLY PAID
R.O. Warner                                           -              250
D.E.White                                        10,057           32,011

OPTIONS IN RESPECT OF ORDINARY SHARES OF 5P EACH

(i) Under the terms of The GEC Managers' 1984 Share Option Schemethe following Options were outstanding:-

                                   01 April     Options exercised    31 March
                                     1996        during the year       1997
R.O. Warner                         16,000           4,000            12,000
D.E. White                          30,000          30,000                 -

No Options were granted to the Directors during the three years under the above Scheme. Normally the Options are exercisable during the years 1997 to 2004 at a subscription price of 328p per share.

                                      F12

MAGEC AVIATION LIMITED

___________________________________________________________________


(ii) Under the terms of The GEC Employee Savings-Related Share Option Scheme and The GEC Employee 1992 Savings-Related Share Option Scheme the following Options were outstanding:-

                                   01 April     Options granted      31 March
                                     1996       during the year        1997
R.O. Warner                         3,564            1,757             5,321
D.E. White                          9,596                -             9,596

No Options granted under the above schemes were exercised by the Directors during the year. Normally the Options are exercisable within six months of 01 April 1998, 1999, 2000 and 2002 at subscription prices between 219p and 314p per share.

15. PARENT UNDERTAKINGS

The Company's ultimate parent company is The General Electric Company, p.l.c. ("GEC"). GEC is the parent undertaking of the largest group of undertakings of which the Company is a member for which group accounts are prepared. The parent undertaking of the smallest such group of undertakings of which the Company is a member is GEC-Marconi Limited. Copies of the accounts of GEC are available from The Secretary, 1 Stanhope Gate, London W1A 1EH.

16. RELATED PARTY TRANSACTIONS

i.    TURNOVER
(a) During the 3 years ended 31 March 1997 the Company operated an HS125 800 aircraft which was owned by its parent company GEC-Marconi Limited.

      The aircraft was held as a fixed asset by GEC-Marconi which incurred depreciation charges on that aircraft. All other costs were incurred by the Company and all revenue was earned by the Company. The Company allowed a reduced charter rate to other companies in the GEC Group to off-set the cost of depreciation.

      The aircraft was transferred by GEC-Marconi Limited to the Company at Net Book Value of <pound-sterling>2,131,798 on 31 March 1997. This was funded by an increase in the Group Loan of <pound-sterling>632,000 and a cash payment of <pound-sterling>1,499,798.

                                      F13

MAGEC AVIATION LIMITED

___________________________________________________________________


(b) During the same period the Company had a contract on normal commercial terms to provide Operational, Engineering and Hangarage support to GEC-Marconi Sensors for the operation of a Shorts Skyvan aircraft.

(c)   Scheduled Routine Inspection Engineering

      Work was also undertaken on GEC-Marconi Avionics (Holdings) Ltd HS125 400 series aircraft at normal commercial rates.

                        Year Ended           Year Ended           Year Ended
                          31.03.95             31.03.96             31.03.97
TURNOVER
HS125-800                    180                  128                  148
Shorts Skyvan                159                  126                  122
Hs125-400                     78                    8                   14
                             417                  262                  284

AMOUNTS OWED AT YEAR END
HS125-800                     37                   19                   33
Shorts Skyvan                 14                    -                   15
HS125-400                      1                    -                    -
                              52                   19                   48


ii.  PURCHASE

(a) During the 3 years ended 31 March 1997 the Company was charged a management fee for payroll and personnel services provided by the GEC-Marconi Head Office.

(b) During the same period various parts of inventory were purchased or over-hauled by other GEC subsidiaries and these were invoiced to the Company at normal commercial rates.








                                   F14

MAGEC AVIATION LIMITED

___________________________________________________________________


                         Year Ended           Year Ended           Year Ended
                           31.03.95             31.03.96             31.03.97
Purchases of Inventory
& overhead of parts           19                   24                    6
Management Fee                21                   21                   21
                              40                   45                   27

AMOUNTS OWING AT YEAR END
Management Fee                 -                    -                    -
Purchases                      1                    -                    -
Payroll Cost                   -                    -                   27
                               1                    -                   27
AMOUNT OWING AT YEAR END
Group Loan Account         4,906                4,996                5,546


17. POST BALANCE SHEET EVENTS

(i) RECAPITALISATION

On  04  September  1997  the  Company  allotted one new ordinary share of
<pound-sterling>1 to its parent company  GEC-Marconi Limited at a premium of <pound-sterling>7,299,999 for a cash consideration. On the same date the Company repaid a loan in the amount of <pound-sterling>5,545,694 to GEC-Marconi Limited.

(ii) PAYMENT OF AN INTERIM DIVIDEND

On 20  August  1997  the Company declared and paid an interim dividend of
<pound-sterling>1,750,000 on the issued ordinary shares in respect of the year ending 31 March 1998.

(iii) RE-ROOFING AND ASBESTOS REMOVAL WORK TO HANGAR 63

Work was undertaken between May 1997 and November 1997 to replace the roof on one of the Company's hangars. Specialist contractors were engaged to remove the asbestos insulation. The total cost of the work amounting to <pound-sterling>827,000 has been capitalised as leasehold improvements to be depreciated over the remaining life of the lease.



                                   F15

MAGEC AVIATION LIMITED

___________________________________________________________________


(iv) PURCHASE OF THE COMPANY BY THE LYNTON GROUP, INC.

On 23 December 1997 The Lynton Group, Inc. acquired all the issued and outstanding shares of Magec Aviation Limited.

18. SUMMARY OF DIFFERENCE BETWEEN UK AND US GENERALLY ACCEPTED ACCOUNTING PRINCIPLES

The Company's financial statements are prepared in accordance with generally accepted accounting principles in the United Kingdom ("UK GAAP"), which differ in certain significant respects from US generally accepted accounting principles ("US GAAP"). For the years ended 31 March 1997, 31 March 1996 and 31 March 1995 there was no material effect.


DEFERRED INCOME TAXES

Under UK GAAP deferred income taxes are only provided to the extent an asset or liability is expected to crystallise. Under US GAAP deferred income tax is provided on all temporary differences under the liability method, subject to a valuation allowance where applicable in respect of deferred income tax assets. There are no material adjustments for US GAAP.

CASH FLOWS

The attached cash flow statement is prepared in accordance with the UK Financial Reporting Standard No 1 Cash Flow Statements (revised 1996) ("FRS 1") for UK GAAP reporting. Its objective and principles are similar to those set out in Statement of Financial Accounting Standard ("SFAS") No 95 "Statement of Cash Flows". The principal difference between the standards is in respect of classification. Under FRS 1, the company presents its cash flows for operating activities; returns in investments and servicing of finance; taxation; capital expenditure and financial investment; acquisitions and disposals; equity dividends paid; management of liquid resources and financing. SFAS No 95 requires only three categories of cash flow activity; operating; investing and financing.

Cash flows arising from dividends, taxation and returns on investments and servicing of finance under FRS 1 would be included as financing activity under SFAS No 95. In addition, under FRS 1, cash and cash equivalents include short term borrowings with original maturities or less than 90 days. SFAS No 95 requires movements on such short term borrowings to be included in financing activities.




                                   F16

MAGEC AVIATION LIMITED

___________________________________________________________________




ACCRUALS

The Company accrues amounts, in equal annual instalments over four years, in respect of major mandatory maintenance inspections which are undertaken on each aircraft. This method of accounting is acceptable under US GAAP, however, the preferred treatment under US GAAP is to expense such costs as incurred. The difference in methods does not have a material impact on the financial position or results of operation of the Company.

EMPLOYEE SHARE OPTION SCHEMES

SFAS No 123 "Accounting for stock based compensation" ("SFAS 123") was issued in October 1995 and permits the fair value of share options issued by a company to be included as a part of compensation cost of an employee and charged to the statement of income over the anticipated employee service period. SFAS 123 is first applicable to US GAAP financial statements for years beginning after 15 December 1995. With respect to the share option schemes administered by the Company's ultimate parent company, all shares were granted prior to 1995 and, accordingly no adjustment has been recorded in respect of SFAS 123.

DEFINED BENEFIT PENSION PLAN

As described in note 3, the Company participates in a defined benefit plan which is sponsored by the Company's ultimate parent company. The Company's annual expense is allocated by the parent company under a multi-employer scheme and, accordingly, no adjustment has been made for contributions to the defined benefit pension plan.

OPERATING LEASES

As described in the accounting policies (d), the Company accounts for expenses related to operating leases as incurred. Under US GAAP expenses related to operating leases are required to be accounted for in equal annual instalments over the term of the lease. As described in Note 13, the Company's only lease relates to ground rent payable which is subject to periodic rent reviews which are not defined within the lease terms. Therefore, there is no difference between the current accounting treatment and that which would be acceptable under US GAAP.







                                   F17

                      LYNTON GROUP, INC. AND SUBSIDIARIES
                       PRO FORMA CONDENSED CONSOLIDATED
                             FINANCIAL STATEMENTS

                              DECEMBER 31, 1997
                 FOR THE THREE MONTHS ENDED DECEMBER 31, 1997
                     FOR THE YEAR ENDED SEPTEMBER 30, 1997
                                  (UNAUDITED)

The accompanying unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 1997 is based upon the historical condensed consolidated balance sheet of Lynton Group, Inc. ("Lynton") and Magec Aviation Limited ("Magec") as of the date indicated. The accompanying unaudited Pro Forma Condensed Consolidated Statements of Operations for the three months ended December 31, 1997 and the year ended September 30, 1997 are based upon the historical condensed statements of operations of Lynton for the respective periods and the condensed statements of operations of Magec for the three months ended December 31, 1997 and the year ended September 30, 1997.
The accompanying pro forma financial statements have been prepared to reflect the acquisition of Magec for a cash consideration of 17,000,000 Pounds Sterling together with acquisition costs. The funds used to purchase Magec (including acquisition costs) included bank financing in the principal amount of 12,827,000 Pounds Sterling with the balance of the purchase price from debt financing as follows: (i) promissory notes in the aggregate principal amount of $1,664,000 due on December 23, 1999, with interest at 12% per annum, issued and sold to entities which may be deemed affiliates of Paul R. Dupee, Jr ., Chairman of the Board and a director of the Company, and (ii) a non interest bearing loan in the principal amount of $1,353,000 due on December 31, 1998, pursuant to an Option Agreement entered into between Magec and an unrelated party to acquire certain aircraft owned by Magec, and (iii) 8% Subordinated Convertible Debentures due December 31, 2007 in the aggregate principal amount of $5,816,000 (the "Debentures") issued and sold to certain directors and principal stockholders of the company, and/or their affiliates, as well as other third parties.
The Debentures will be convertible into shares of the Company's Common Stock at the option of the holder at any time prior to maturity at an initial conversion price of $1.00 per share (subject to adjustment upon the occurrence of certain events) once the Certificate of Incorporation is modified to increase the number of authorized shares of Common Stock. In connection with the aforesaid financing, an Option Agreement was entered into between Magec and Westbury Properties Corporation ("Westbury"), which may be deemed an affiliate of Paul
R. Dupee Jr., Chairman of the board and a director of the Company, whereby Westbury was granted an option expiring December 23, 1999 to acquire a certain aircraft owned by Magec for the purchase price of $6,664,000.
The accompanying pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements and notes thereto of Lynton and Magec. The Pro Forma Condensed Consolidated Balance Sheet is not necessarily indicative of future financial position or of the financial position which would have existed had the events described above been consummated as of the date presented. The Pro Forma Condensed Consolidated Statements of Operations are not necessarily indicative of future results of operations or of the results of operations which would have been obtained had the events described above been consummated as of the beginning of the periods presented. In addition, interim financial results may not be indicative of full year results.

                      LYNTON GROUP, INC. AND SUBSIDIARIES
                PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               DECEMBER 31, 1997
                                  (UNAUDITED)
                                    ($000S)



                                                         PRO
                           LYNTON           MAGEC       FORMA        Pro Forma
                           GROUP,          AVIATION   ADJUSTMENTS  Consolidated
                            INC.           LIMITED     (NOTE 2)      Balances
ASSETS
Current assets:
  Cash                     $1,341             $138       $850  (a)     $2,329
  Accounts receivable       2,003            2,002                      4,005
  Inventory                   817              550                      1,367
  Aircraft held for resale      -                -     12,114  (b)     12,114
  Investment in jointly owned
   company held for resale    928                -          -             928
  Other current assets        629              192          -             821
Total current assets        5,718            2,882     12,964          21,564
Property, plant and
 equipment                 18,151           27,200    (13,205) (b)     32,146
  Less: accumulated
  depreciation and
  amortization              4,879           13,134    (13,134) (b)      4,879
                           13,272           14,066        (71)         27,267
Aircraft held for resale    1,870                -          -           1,870
Funds held in escrow          150                -          -             150
Long term ground lease, less
  accumulated amortization  1,919                -          -           1,919
Goodwill & other intangible
 assets, less accumulated
 amortization               2,146                -      7,176  (c)      9,322
Other assets & deferred
 charges, less accumulated
 amortization                 466                -          -             466
                          $25,541          $16,948    $20,069         $62,558

                      LYNTON GROUP, INC. AND SUBSIDIARIES
                PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               DECEMBER 31, 1997
                                  (UNAUDITED)
                                    ($000S)



                                                         PRO
                           LYNTON           MAGEC       FORMA       Pro Forma
                           GROUP,          AVIATION   ADJUSTMENTS  Consolidated
                            INC.           LIMITED     (NOTE 2)      Balances
LIABILITIES & STOCKHOLDERS' EQUITY
Current liabilities::
  Accounts payable and
   accrued liabilities     $3,593           $1,607       $779  (d)     $5,979
  Advances from customers
   and deferred revenue     1,845                -          -           1,845
  Current portion of capital
   lease obligations           41                -          -              41
  Current portion of debt
   on aircraft held
   for resale                   -                -     10,434  (e)     10,434
  Current portion of other
   long term debt           2,250                -      1,626  (e)      3,876
Total current liabilities   7,729            1,607     12,839          22,175

Obligations under capital
 leases                        61                -          -              61
Long-term debt             12,151                -     12,097  (e)     24,248
Subordinated convertible
 debentures                     -                -      5,816  (f)      5,816
Deferred taxes                168            1,662      2,996  (g)      4,826
Deferred revenue              660                -          -             660
Stockholders' equity
    Common stock            1,918           12,147    (12,147) (h)      1,918
    Additional paid-in
     capital                9,780                -          -           9,780
    Retained (deficit)
     earnings              (6,949)           1,532     (1,532) (h)     (6,949)
    Translation adjustment     34                -          -              34
                            4,783           13,679    (13,679)          4,783
     Common stock held
      in treasury             (11)               -          -             (11)
Total stockholders equity   4,772           13,679    (13,679)          4,772
                          $25,541          $16,948    $20,069         $62,558

                      LYNTON GROUP, INC. AND SUBSIDIARIES
           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                 FOR THE THREE MONTHS ENDED DECEMBER 31, 1997
                                  (UNAUDITED)
                                    ($000S)



                                                         PRO
                           LYNTON           MAGEC       FORMA       Pro Forma
                           GROUP,          AVIATION   ADJUSTMENTS  Consolidated
                            INC.           LIMITED     (NOTE 2)      Balances
Revenues                   $6,910           $6,012          -         $12,922
Expenses:
    Direct costs            5,436            4,823          -          10,259
    Selling, general and
     administrarive           707              526          -           1,233
    Depreciation and
     amortization             231              262         90  (a)        583
    Interest                  315                -        560  (b)        875
                            6,689            5,611        650          12,950
Income (loss) before income
 tax provision (benefit)      221              401       (650)            (28)
Income tax provision          (29)               -          -             (29)

Net income (loss)            $192             $401      ($650)           ($57)

Net loss attributable to Common Stock                                    ($57)

Average number of common shares outstanding                         6,394,872

Net loss per share                                                     ($0.01)

                      LYNTON GROUP, INC. AND SUBSIDIARIES
           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED SEPTEMBER 30, 1997
                                  (UNAUDITED)
                                    ($000S)



                                                         PRO
                           LYNTON           MAGEC       FORMA        Pro Forma
                           GROUP,          AVIATION   ADJUSTMENTS  Consolidated
                            INC.           LIMITED     (NOTE 2)      Balances
Revenues                  $25,585          $21,890          -         $47,475
Expenses:
    Direct costs           19,229           17,541          -          36,770
    Selling, general and
     administrative         3,016            1,728          -           4,744
    Depreciation and
     amortization             894              999        359  (a)      2,252
    Interest                1,162                -      1,456  (b)      2,618
                           24,301           20,268      1,815          46,384
Income (loss) before income
 tax provision              1,284            1,622     (1,815)         (1,091)
Income tax provision          238                -          -             238
Net income (loss) before
 extraordinary items        1,046            1,622     (1,815)            853
Extraordinary gain related
 to early extinguishment
 of debt                       46                -          -              46
Net income                 $1,092           $1,622    ($1,815)           $899

Net income attributable to Common Stock                                  $899

Average number of common shares outstanding                         6,394,872

Net income per common share                                             $0.14

                      LYNTON GROUP, INC. AND SUBSIDIARIES
                       PRO FORMA CONDENSED CONSOLIDATED
                             FINANCIAL STATEMENTS
                               DECEMBER 31, 1997
                     THREE MONTHS ENDED DECEMBER 31, 1997
                         YEAR ENDED DECEMBER 31, 1997
                                  (UNAUDITED)

1. BASIS OF PRESENTATION
The accompanying unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 1997 is based upon the historical condensed consolidated balance sheet of Lynton Group, Inc. ("Lynton") and Magec Aviation Limited ("Magec") as of the date indicated.
The accompanying unaudited Pro Forma Condensed Consolidated Statements of Operations for the three months ended December 31, 1997 and the year ended September 30, 1997 are based upon the historical condensed statements of operations of Lynton for the respective periods and the condensed statements of operations of Magec for the three months ended December 31, 1997 and the year ended September 30, 1997.

2. PRO FORMA ADJUSTMENTS
The Pro Forma Condensed Consolidated Balance Sheet as of December 31, 1997 gives effect to the following pro forma adjustments:
(a) To reflect the excess of total financing raised over the cash consideration paid for Magec and certain acquisition expenses paid at closing.
(b) To adjust Magec asset values to their estimated fair market value as of the date of acquisition, and the transfer of certain aircraft subject to the Option Agreements to current assets at their respective option prices, based upon a preliminary allocation of the purchase price.
(c) To reflect the allocation of the excess of the purchase price of Magec over the estimated fair market value of the net assets acquired.
(d)  To reflect the remaining acquisition costs to be paid post closing.
(e) To reflect the finance raised for the purchase price, including acquisition costs, for Magec.
(f) To reflect the issuance of the Subordinated Convertible Debentures used to purchase Magec.
(g) To reflect the increase in deferred tax provision related to the fixed assets of Magec.
(h)   To eliminate the Magec equity.

The Pro Forma Condensed Consolidated Statements of Operations for the three months ended December 31, 1997 and the year ended September 30, 1997 give effect to the following pro forma adjustments:

(a)   Represents amortization of goodwill, associated with acquisition of Magec.
(b)   Represents interest costs related to debt raised to purchase Magec.

3. EARNINGS PER SHARE
Pro forma average shares outstanding has been based upon the historical calculation of average shares outstanding of Lynton.